UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): September 5, 2001.

NEOFORMA, INC.

(Exact name of registrant as specified in its charter.)

Commission File Number	000-28715

Delaware	77-0424252

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3061 Zanker Rd. San Jose, CA	95134

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 468-4000

(Former name or former address, if changed since last report) Neoforma.com, Inc.

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements and Exhibits
Item 7. (c) Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 2.3
EXHIBIT 2.4
EXHIBIT 2.5

Item 2. Acquisition or Disposition of Assets.

     On September 5, 2001, (the “Closing Date”), Neoforma, Inc. completed the sale of substantially all of the assets of its wholly owned subsidiary, Neoforma GAR, Inc., pursuant to an asset purchase agreement (the “Agreement”) dated July 30, 2001 with Med XS Solutions, Inc.

     Under the terms of the Agreement, MedXS purchased substantially all of the assets associated with Neoforma’s Auction operations, which were part of the GAR subsidiary. The total consideration of $2.5 million consisted of $150,000 cash paid on the Closing Date, $100,000 payable on October 31, 2001, and $2.25 million in the form of a note receivable to Neoforma payable over two years from the Closing Date.

Item 7. Financial Statements and Exhibits

     (b)  Pro forma financial information.

     The following unaudited pro forma condensed consolidated financial statements have been prepared to give effect to the sale of substantially all of the assets (the “Sale”) of Neoforma GAR, Inc., Neoforma’s wholly owned subsidiary, to Med XS Solutions, Inc., which closed on September 5, 2001. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

     The unaudited pro forma condensed consolidated balance sheet as of June 30, 2001 gives effect to the Sale as if it had occurred on June 30, 2001. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2001 and for the year ended December 31, 2000 give effect to the Sale as if it had occurred on January 1, 2000.

     Neoforma estimated that it would incur direct transaction costs relating to the Sale of approximately $400,000, consisting of fees for attorneys, accountants, financial printing and other related charges. These non-recurring costs were accrued for by Neoforma as of December 31, 2000 as part of the Cost of Anticipated Divestitures on its statement of operations. The actual costs that are incurred will be offset against that accrual as they are received.

     Such unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of what Neoforma’s financial position or results of operations actually would have been had the Sale taken place on the dates indicated, nor is it necessarily indicative of Neoforma’s future financial position or results of operations.

NEOFORMA, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(in thousands, except per share amounts)
(unaudited)

	June 30,			June 30,
	2001	Pro Forma		2001
	As Reported	Adjustments		Pro Forma

CURRENT ASSETS:

Cash and cash equivalents	$19,475	$150	(a)	$19,625

Short-term investments	1,991	—		1,991

Accounts receivable, net of allowance for doubtful accounts of $588	814	—		814

Unbilled revenue	500	—		500

Inventory	104	(104	)(b)	—

Prepaid expenses and other current assets	2,467	725	(a)	3,192

Deferred debt costs, current portion	385	—		385

Total current assets	25,736	771		26,507

PROPERTY AND EQUIPMENT, net	31,753	(64	)(b)	31,689

INTANGIBLES, net of amortization	110,263	(1,570	)(c)	108,693

CAPITALIZED PARTNERSHIP COSTS, net	276,139	—		276,139

NON-MARKETABLE INVESTMENTS	9,145	—		9,145

OTHER ASSETS	1,086	1,625	(a)	2,711

Total assets	$454,122	$762		$454,884

CURRENT LIABILITIES:

Notes payable, current portion	$16,686	$—		$16,686

Accounts payable	11,092	—		11,092

Accrued payroll	2,572	—		2,572

Other accrued liabilities	3,653	—		3,653

Deferred revenue	993	—		993

Total current liabilities	34,996	—		34,996

NOTES PAYABLE, less current portion	3,575	—		3,575

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY:

Common Stock $0.001 par value:

Authorized: 300,000 shares at June 30, 2001

Issued & outstanding: 162,031 at June 30, 2001	162	—		162

Warrants	3,688	—		3,688

Additional paid-in capital	804,938	(1,031	)(d)	803,907

Notes receivable from stockholders	(7,039)	—		(7,039)

Deferred compensation	(20,451)	1,031	(d)	(19,420)

Unrealized loss on available-for-sale securities	(2)	—		(2)

Accumulated deficit	(365,745)	762	(e)	(364,983)

Total stockholders’ equity	415,551	762		416,313

Total liabilities & stockholders’ equity	$454,122	$762		$454,884

NEOFORMA, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Year Ended	Six Months Ended
	December 31,	June 30,
	2000	2001

REVENUE	8,263	6,964

OPERATING EXPENSES:

Cost of equipment sold	—	—

Cost of services	8,247	8,089

Operations	13,059	7,626

Product development	24,599	9,990

Selling and marketing	46,740	15,932

General and administrative	25,922	9,853

Amortization of intangibles	24,318	14,786

Amortization of partnership costs	30,491	38,431

Write off of acquired in-process research and development	18,000	—

Abandoned acquisition costs	2,742	—

Restructuring	2,100	—

Loss on divested businesses	14,446	621

Loss from operations	(202,401)	(98,364)

OTHER INCOME (EXPENSE)	3,263	(350)

Net loss	$(199,138)	$(98,714)

NET LOSS PER SHARE:

Basic and diluted	$(2.37)	$(0.64)

Weighted average shares — basic and diluted	83,948	153,649

PRO FORMA NET LOSS PER SHARE:

Basic and diluted	$(2.30)	$(0.64)

Weighted average shares — basic and diluted	86,585	153,649

(1) Pro Forma Basis of Presentation

     The unaudited pro forma condensed consolidated balance sheet as of June 30, 2001 gives effect to the Sale as if it had occurred on June 30, 2001. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2001 and for the year ended December 31, 2000 give effect to the Sale as if it had occurred on January 1, 2000.

(2) Pro Forma Condensed Consolidated Balance Sheet

(a) These adjustments reflect the $2.5 million purchase price to be paid by MedXS for substantially all of the assets of Neoforma GAR. The price consists of $150,000 of cash paid on the Closing Date and $100,000 of cash to be paid on October 31, 2001, both of which have been classified as current assets. Additionally, MedXS provided a $2.25 million note receivable, of which $625,000 has been reflected as current assets and $1,625,000 as long-term assets based on the payment terms of the note.

(b) Represents the owned inventory of used medical equipment and certain property and equipment on hand at GAR locations, all of which was sold to MedXS as part of the Sale.

(c) Represents the remaining intangible assets, consisting solely of Goodwill, relating to the GAR operations, which will be written off as part of the purchase price of the Sale.

(d) Represents the elimination of the deferred compensation balances relating to stock options granted to employees of the GAR operations being sold as of June 30, 2001, as such employees are being terminated as part of the Sale.

(e) Represents the gain on the sale of divested operations that would have been booked based on the value of assets sold, net of consideration provided, had the Sale closed on June 30, 2001.

(3) Pro Forma Condensed Consolidated Income Statements of Operations

     The following are Neoforma’s historical results of operations as reported previously, and the pro forma adjustments required in order to reflect the Sale as if the Sale were effected for all periods presented below:

	Year Ended	Six Months Ended
	December 31,	June 30,
	2000	2001

Revenue:

As reported	$10,446	$7,655

(Less) GAR Revenue	(2,183)	(691)

Pro Forma	$8,263	$6,964

Cost of equipment sold:

As reported	$3,544	$216

(Less) GAR	(3,544)	(216)

Pro forma	$—	$—

Cost of services:

As reported	$8,247	$8,089

(Less) GAR	—	—

Pro forma	$8,247	$8,089

Operations:

As reported	$13,517	$8,135

(Less) GAR	(458)	(509)

Pro forma	$13,059	$7,626

Product development:

As reported	$24,599	$9,990

(Less) GAR	—	—

Pro forma	$24,599	$9,990

Selling and marketing:

As reported	$53,216	$17,838

(Less) GAR	(6,476)	(1,906)

Pro forma	$46,740	$15,932

General and administrative:

As reported	$25,922	$9,853

(Less) GAR	—	—

Pro forma	$25,922	$9,853

Amortization of intangibles:

As reported	$25,700	$15,014

(Less) GAR	(1,382)	(228)

Pro forma	$24,318	$14,786

	Year Ended	Six Months Ended
	December 31,	June 30,
	2000	2001

Amortization of partnership costs:

As reported	$30,491	$38,431

(Less) GAR	—	—

Pro forma	$30,491	$38,431

Write off of acquired in-process R&D:

As reported	$18,000	$—

(Less) GAR	—	—

Pro forma	$18,000	$—

Abandoned acquisition costs:

As reported	$2,742	$—

(Less) GAR	—	—

Pro forma	$2,742	$—

Restructuring:

As reported	$2,100	$—

(Less) GAR	—	—

Pro forma	$2,100	$—

Loss on divested businesses:

As reported	$14,446	$621

(Less) GAR	—	—

Pro forma	$14,446	$621

Other income(expense):

As reported	$3,263	$(350)

(Less) GAR	—	—

Pro forma	$3,263	$(350)

Net loss:

As reported	$208,815	$100,882

(Less) GAR	(9,677)	(2,168)

Pro forma	$199,138	$98,714

Item 7. (c) Exhibits.

     The following Exhibits are filed with this Form 8-K.

Exhibit No.	Description

2.1	Purchase Agreement by and among Neoforma.com, Inc., Neoforma GAR, Inc., Med XS Solutions, Inc. and Med-XS Asset Services, Inc. dated July 30, 2001*†

2.2	First Amendment to Purchase Agreement by and among Neoforma.com, Inc., Neoforma GAR, Inc., Med XS Solutions, Inc. and Med-XS Asset Services, Inc., dated September 5, 2001

2.3	Promissory Note from Med-XS Asset Services, Inc. payable to Neoforma.com, Inc.

2.4	Security Agreement made by Med-XS Asset Services, Inc. and Med XS Solutions, Inc. in favor of Neoforma.com, Inc.

2.5	Three Way Assignment Agreement by and among Neoforma.com, Inc., Med-XS Asset Services, Inc. and Novation LLC*

*	Confidential treatment has been requested for portion of this agreement

†	Certain schedules have been omitted and will be furnished to the Commission upon request.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neoforma, Inc.

Date: September 19, 2001	By:	/s/ Andrew L. Guggenhime

Andrew L. Guggenhime Chief Financial Officer

EXHIBIT INDEX

2.1	Purchase Agreement by and among Neoforma.com, Inc., Neoforma GAR, Inc., Med XS Solutions, Inc. and Med-XS Asset Services, Inc. dated July 30, 2001*†

2.2	First Amendment to Purchase Agreement by and among Neoforma.com, Inc., Neoforma GAR, Inc., Med XS Solutions, Inc. and Med-XS Asset Services, Inc., dated September 5, 2001

2.3	Promissory Note from Med-XS Asset Services, Inc. payable to Neoforma.com, Inc.

2.4	Security Agreement made by Med-XS Asset Services, Inc. and Med XS Solutions, Inc. in favor of Neoforma.com, Inc.

2.5	Three Way Assignment Agreement by and among Neoforma.com, Inc., Med-XS Asset Services, Inc. and Novation LLC*

*	Confidential treatment has been requested for portion of this agreement

†	Certain schedules have been omitted and will be furnished to the Commission upon request.